Exhibit 99.1
    HOME PROPERTIES, INC.

~~SECOND~~THIRD AMENDED AND RESTATED BYLAWS

ARTICLE I

STOCKHOLDERS

SECTION 1.01.                                   Annual Meeting.    The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers on such day and at such time in the month of May as shall be set by the Board of Directors or on such other date as may be set by the Board of Directors.    Except as otherwise provided by the Articles of Amendment and Restatement of the Articles of Incorporation of the Corporation, as amended (the “Charter”), or the Maryland General Corporation Law (the “Act”), any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice of such meeting given pursuant to Section 1.04 hereof.    Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid corporate acts.

SECTION 1.02.                                   Special Meeting.    At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman, President or the Board of Directors.    The Secretary may call a Special Meeting if stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting (A) provide a written request for such meeting which states the purpose of the meeting and matters to be acted on at it and (B) pay to the Corporation the cost of preparing and mailing a notice of the meeting as reasonably estimated by the Secretary.

SECTION 1.03.                                   Place of Meetings.    Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.

SECTION 1.04.                                   Notice of Meetings.    Not fewer than ten nor more than ninety days before each stockholders’ meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and each other stockholder entitled to notice of the meeting.    The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose of the meeting is required by the Act, the purpose of the meeting.    Notice is given to a stockholder when it is personally delivered to him, left at his residence or usual place of business, or mailed to him at his address as it appears on the records of the Corporation.    Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he (A) signs a waiver of the notice before or after the meeting which is filed with the records of stockholders’ meetings or (B) is present at the meeting in person or by proxy.

SECTION 1.05.                                   Conduct of Meetings.    The Chairman, or, in the absence of the Chairman, the President or the Executive Vice President or another Vice President authorized to perform the duties of the President in the President’s absence, or, in the absence of all such officers, any person elected by the stockholders present at the meeting, shall preside at each meeting of stockholders (such person being referred to hereinafter as the “Presiding Officer”).    The Secretary or an Assistant Secretary shall act as secretary of the meeting.    The order of business and all other matters of procedure at the meeting shall be determined by the Presiding Officer .  The Presiding Officer may prescribe such rules, regulations and procedures, and take such actions as, in the discretion of the Presiding Officer, are appropriate for the conduct of the meeting .

SECTION 1.06.                                   Business Brought Before Meeting; Nomination of Directors.    Business may be properly brought before any annual or special meeting of stockholders and an individual may be nominated for election as a director of the Corporation at any annual meeting of stockholders by, or at the direction of, a majority of the Board of Directors.    Except as otherwise required by the Act or any other applicable statute or regulation and except for routine matters relating to the conduct of the meeting, only business proposed in accordance with the procedures set forth in this Section 1.06 may be transacted at a stockholders meeting.

SECTION 1.07.                                   Quorum; Voting.

(a)            Quorum.   Unless otherwise provided by the Charter or the Act, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum.
~~and a majority of all the votes cast at a meeting at which a quorunm is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director  Except as otherwise provided in the Act, an abstention shall not constitute a vote cast.~~

(b)            Voting.

(1)            Election of Directors.  Except as otherwise provided pursuant to the Charter and except as provided by Section 2.05 of Article II with respect to the filling of vacancies, directors shall be elected by a majority of votes cast by the shares represented at a meeting of stockholders and entitled to vote thereon, a quorum being present at such meeting, unless the election is contested, in which case directors shall be elected by a plurality of votes cast by the shares represented at such meeting.  A “majority of votes cast” means that the number of votes cast “for” the election of the director nominee exceeds fifty percent (50%) of the total number of votes cast with respect to the election of that director nominee.  Votes “cast” shall mean the total of the votes “for” and the votes affirmatively withholding authority to vote in favor of a director nominee or “against” the nominee, but shall exclude any shares abstaining from the vote and any shares present at the meeting but not voted with respect to a nominee’s election or with respect to the election of directors generally.  An election shall be considered “contested” if the number of nominees for election is greater than the number of directors to be elected and if any nominee for election as a director has been nominated by a shareholder.  For purposes of determining whether an election is contested, the number of nominees shall be determined as of the last date on which a stockholder, in accordance with these Bylaws or applicable law, may give notice of the nomination of a person for election as a director in order for such nomination to be required to be presented for a vote of the stockholders of the Corporation.  Each director, including a director elected to fill a vacancy, shall hold office until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, incapacity, resignation, retirement, disqualification or removal from office.

(2)  Director Resignation for Failure to Receive Requisite Vote.      If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the hold-over director shall promptly tender such director’s resignation to the Board of Directors.  The Nominating/Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken.  The Board of Directors shall act on the tendered resignation, taking into account the Nominating/Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision, within ninety (90) days from the date of the certification of the election results.  The Nominating/Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant.  The director who tenders a resignation shall not participate in the recommendation of the Nominating/Corporate Governance Committee or the decision of the Board of Directors with respect to such resignation.  If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until such director’s successor is duly elected, or such director’s earlier resignation or removal.  If a director’s resignation is accepted by the Board of Directors pursuant to these Bylaws, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Article II, Section 12 of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Article II, Section 2.05 of these Bylaws.

(3)            Generally.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by the Act or by the Charter.  Unless otherwise provided by statute or by the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.  Except as otherwise required by the Act or other rules, including the rules of any national securities exchange on which the Corporation’s shares are listed, an abstention shall not constitute a vote cast.

SECTION 1.08.                                   Adjournments.    Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time by the stockholders present in person or by proxy by a majority vote of the votes present and voting at such meeting.   Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.    No further notice of an adjourned meeting other than by announcement shall be necessary if held on a date not more than 120 days after the original record date.

SECTION 1.09.                                   General Right to Vote; Proxies.    Unless the Charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders.    In all elections for directors, each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.    A stockholder may vote the stock he owns of record either in person or by written proxy signed by the stockholder or by his duly authorized attorney in fact.    Unless a proxy provides otherwise, it is not valid more than 11 months after its date.

SECTION 1.10.                                   Conduct of Voting.    If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the Presiding Officer, the vote upon any election or question at a stockholders meeting shall be taken by ballot, and, upon like demand or order, the voting shall be conducted by two inspectors.    Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by inspectors.    The inspectors, or the Presiding Officer if inspectors are not demanded or ordered, shall determine the legality and sufficiency of all votes cast and proxies delivered at the meeting.    The inspectors may be elected by the stockholders at the meeting, and in default of such election shall be appointed by the Presiding Officer.    No candidate for election as a director at a meeting shall serve as an inspector thereat.

SECTION 1.11.                                   Informal Action by Stockholders.    Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders’ meetings (A) a unanimous written consent which sets forth the action so taken and is signed by each stockholder entitled to vote on the matter and (B) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.

~~SECTION 1.12.                                 Control Shares; Contractual Section; Amendment; Repeal.  Pursuant to Section 3-702(b) of the Maryland General Corporation Law (the “Act”), the acquisition of shares of the Corporation’s capital stock (whether upon conversion of the Class A Interest in Home Properties of New York, L.P. or otherwise) by State Treasurer of the State of Michigan, Custodian of Michigan Public School Employees’ Retirement System, State Employees’ Retirement System, Michigan State Police Retirement System, and Michigan Judges’ Retirement System (“SMRS”) and the present and future affiliates or associates of SMRS or any other person acting in concert or as a group with any of the foregoing are irrevocably exempted from the control shares provisions of Section 3-701 et seq. of the Act.  In addition to any other rights or remedies SMRS may have with respect to the subject matter herein, this Section shall be deemed to constitute a contract between the Corporation and SMRS (with all future affiliates or associates of SMRS or any other person acting in concert or as a group with any of the foregoing being treated as an intended third-party beneficiary thereof).  No repeal or amendment of this Section, insofar as it reduces the scope of the exemption provided hereunder, shall be effective.  This Section shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation’s assets.~~

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.01.                                   Function of Directors.    The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.    All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by the Act or by the Charter or Bylaws.    As used in these Bylaws, an “Independent Director” is a director who is not an officer of the Corporation and meets the criteria for independence for the particular function as required by applicable regulations of the Securities and Exchange Commission and any national securities exchange where the securities of the Corporation are listed for trading .

SECTION 2.02.                                   Number of Directors.    The Corporation shall have at least three directors; provided that, if there is no stock outstanding the number of Directors may be fewer than three but not fewer than one, and, if there is stock outstanding and so long as there are fewer than three stockholders, the number of Directors may be fewer than three but not fewer than the number of stockholders.    The Corporation shall have the number of directors provided in the Charter until changed as herein provided.    A majority of the entire Board of Directors may change the number of directors set by the Charter or previously fixed by the Board of Directors to not more than twelve and not fewer than the minimum number then permitted by this Section 2.02.    No adjustment to the number of directors may affect the tenure of office of any director.

SECTION 2.03.                                   Election and Tenure of Directors.    Directors shall be elected at the annual meeting of stockholders and shall hold office until the next annual meeting and until their respective successors have been elected and qualified.

SECTION 2.04.                                   Removal of Director.    Any director may be removed only for cause and only by the affirmative vote of stockholders holding at a majority of all the votes entitled to be cast for the election of directors; provided, however, that in the case of any directors elected separately by holders of a class or series of capital stock other than Common Stock and except as otherwise provided by the terms of such capital stock, such directors may be removed without cause, but solely by the affirmative vote of a majority of the votes of that class or series.

SECTION 2.05.                                   Vacancy on Board.    Except in the case of a vacancy on the Board of Directors among the directors elected separately by a class or series of capital stock other than Common Stock, any vacancy on the Board of Directors, including a vacancy which results from an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining directors and, in the case of a vacancy resulting from the removal of a director, by the stockholders.    Any vacancy on the Board of Directors among the directors elected separately by a class or series of capital stock other than Common Stock may be filled by a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series, or by the stockholders of that class or series.    Each director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and has qualified.

SECTION 2.06.                                   Annual and Regular Meetings.    An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary.    The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

SECTION 2.07.                                   Special Meetings.    Special meetings of the Board of Directors may be called at any time by the Chairman, the President or a majority of the Board of Directors.    A special meeting of the Board of Directors shall be held on such date and at such time as is designated in the call, and shall be held at such place as may be designated from time to time by the Board of Directors.    In the absence of designation such meeting shall be held at such place as may be designated in the call.

SECTION 2.08.                                   Notice of Meeting.    Except as provided in Section 2.06 hereof, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors.    The notice shall state the date, time and place of the meeting.    Notice is given to a director when it is delivered personally, left at such director’s residence or usual place of business, sent by telephone, facsimile or other form of electronic communication, at least 24 hours before the time of the meeting, or sent by mail to such director’s address as it shall appear on the records of the Corporation at least 72 hours before the time of the meeting.    Unless a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors.

No notice of any meeting of the Board of Directors need be given to any director who attends the meeting or waives such notice in a writing which is executed and filed with the records of the meeting, either before or after the holding thereof.    Any meeting of the Board of Directors, regular or special, may adjourn from time to time and reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

SECTION 2.09.                                   Action by Directors.    Unless the Act, the Charter or these Bylaws requires a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is action of the Board of Directors.    A majority of the entire Board of Directors shall constitute a quorum for the transaction of business.    In the absence of a quorum, the directors present by majority vote and without notice other than by announcement may adjourn the meeting from time to time until a quorum shall attend.    At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.    Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous written consent which sets forth the action so taken is signed by each member of the Board and filed with the minutes of proceedings of the Board.

SECTION 2.10.                                   Meeting by Conference Telephone.    Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.    Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 2.11.                                   Compensation.    The Corporation shall reimburse directors for reasonable expenses incurred by them in connection with their attendance at each regular or special meeting of the Board of Directors or any committee thereof upon submission of documentation of such expenses to the Corporation.    In addition, the directors may be paid compensation for their services as members of the Board of Directors or a committee thereof pursuant to a resolution of the Board of Directors.    Directors who are also officers of the Corporation shall not receive additional compensation for their services as directors.

ARTICLE III

COMMITTEES

SECTION 3.01.                                   Committees.    The Corporation shall have the following committees of directors, the specific authority of which shall be as designated herein or by resolution of the Board of Directors:

(a)              An audit committee, which shall consist of not fewer than ~~two~~ three Independent Directors appointed by a majority of the entire Board of Directors, shall (1) ~~make recommendations concerning the engagement of~~ engage   independent public accountants, (2) review with the independent public accountants the plans and results of the audit engagement, (3) approve professional services rendered by the independent public accountants, (4) review the independence of the independent public accountants, (5) consider the range of audit and non-audit fees ~~and~~ , (6) review the adequacy of the Corporation’s internal accounting controls , and (7) establish a written charter for the committee as required by applicable regulations of the Securities and Exchange Commission and any national securities exchange where the securities of the Corporation are listed for trading ; and

(b)              A compensation committee, which shall consist of not fewer than two Independent Directors appointed by a majority of the entire Board of Directors, shall (1) determine the compensation of the Corporation’s executive officers ~~and~~ , (2) administer employee benefit plans adopted by the Board of Directors , and (3) establish a written charter for the committee as required by applicable regulations of the Securities and Exchange Commission and any national securities exchange where the securities of the Corporation are listed for trading .

SECTION 3.02.                                   Additional Committees.    A majority of the entire Board of Directors may appoint from among its members an executive committee or other committees composed of two or more directors and delegate to such committees any of the powers of the Board of Directors, subject to Section 3.03 hereof.

SECTION 3.03.                                   Authority of Committees.    Committees shall have the authority provided herein or delegated thereto by the Board of Directors, except that no committee shall have the power to (A) declare dividends or other distributions on stock, (B) elect directors, (C) recommend to the stockholders any action which requires stockholder approval, (D) amend the Bylaws, (E) approve any merger or share exchange with respect to the Corporation which does not require stockholder approval, or (F) issue stock unless the Board of Directors has given general authorization for the issuance of stock, in which case a committee may, in accordance with a general formula or method specified by the Board of Directors by resolution or by adoption of a stock option or other plan, fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

SECTION 3.04.                                   Committee Procedure.    Each committee may fix rules of procedure for the transaction of its business which are not inconsistent with this Section 3.04.    A majority of the members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee.    The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director who is eligible to serve on such committee to act in the place of an absent member.    Any action required or permitted to be taken at a meeting of a committee may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the committee and filed with the minutes of the committee.    The members of a committee may conduct any meeting thereof by conference telephone in accordance with the provisions of Section 2.10 hereof.

ARTICLE IV

OFFICERS

SECTION 4.01.                                    Executive and Other Officers.    The Corporation shall have a Chairman, a President, ~~an~~ one or more Executive Vice Presidents , a Secretary and a Treasurer who shall be ~~the~~ executive officers of the Corporation.    It may also have one or more Senior Vice Presidents, Vice Presidents, assistant officers and subordinate officers as may be established by the Board of Directors.    A person may

  hold more than one office in the Corporation but may not serve concurrently as both President and Vice President of the Corporation.    The Board of Directors may designate a chief executive officer, having general supervision of the business and affairs of the Corporation, or a chief operating officer, having supervision of the operations of the Corporation; in the absence of designation the President shall serve as chief executive officer and chief operating officer.The Board of Directors may designate two persons to serve as co-chief executive officers, in which case each person so designated shall individually have general supervision of the business and affairs of the Corporation.  The Board of Directors may also designate a chief financial officer, having general supervision of the finances of the Corporation; in the absence of such designation the Treasurer shall serve as the chief financial officer.

SECTION 4.02.                                   Chairman.    The Chairman shall preside at all meetings of the Board of Directors and of the stockholders at which the Chairman shall be present; and, in general, shall perform all such duties as are from time to time assigned by the Board of Directors.

SECTION 4.03.                                   President.    The President shall perform all duties usually performed by a president of a corporation and such other duties as are from time to time assigned by the Board of Directors.    In the absence of the Chairman, the President shall preside at all meetings of the Board of Directors and of the stockholders at which the President shall be present.

SECTION 4.04.                                   Executive Vice President.   ~~The~~ Any Executive Vice President shall, at the request of the chief executive officer or the President or during the President’s absence or inability to act, perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President.   ~~The~~ Any Executive Vice President shall also perform all such duties as are from time to time assigned by the Board of Directors or the President or chief executive officer of the Corporation.

SECTION 4.05.                                   Other Vice Presidents.    The Vice President or Vice Presidents shall have such powers and perform such duties, and have such additional descriptive designations in their titles (if any), as are from time to time assigned by the Board of Directors, the President, the chief executive officer or the chief operating officer.

SECTION 4.06.                                   Secretary.    The Secretary (A) shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for the purpose, (B) shall see that all notices are duly given in accordance with the provisions of the Bylaws or as required by law, (C) shall be the custodian of the records of the Corporation, (D) may witness any document on behalf of the Corporation, the execution of which is duly authorized, cause the corporation seal to by affixed where such document is required or desired to be under the Corporation’s seal, and, when so affixed, may attest the same and (E) shall perform all duties incident to the office of a secretary of a corporation, and such other duties as are from time to time assigned by the Board of Directors, the President, the chief executive officer or the chief operating officer.

SECTION 4.07.                                   Treasurer.    The Treasurer shall (A) have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, (B) deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors, (C) render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation and (D) perform all the duties incident to the office of a treasurer of a corporation, and such other duties as are from time to time assigned by the Board of Directors, the President, the chief executive officer or the chief operating officer.

SECTION 4.08.                                   Assistant and Subordinate Officers.    The Board of Directors of the Corporation may create assistant and subordinate officers of the Corporation as may be appropriate from time to time.    The assistant or subordinate officers shall have such duties as are from time to time assigned by the Board of Directors, the chief executive officer, the chief operating officer or the committee or officer authorized by the Board of Directors to appoint such assistant or subordinate officer.

SECTION 4.09.                                   Election, Tenure and Removal of Officers.    The Board of Directors shall elect the officers and may, from time to time, authorize any committee or officer to appoint assistant and subordinate officers.    Each officer shall hold office until a successor is elected and has qualified or until such officer’s earlier resignation or removal.    The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board to appoint such officer) may remove an officer at any time, either with or without cause.    The removal of an officer does not prejudice any of such officer’s contract rights.    The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office.

SECTION 4.10.                                   Compensation.    The Board of Directors shall have power to fix the salaries and other compensation and remuneration, of whatever kind, of ~~all~~ the President and the chief executive officer, if any, of the Corporation.  The salaries and other compensation of the other executive officers of the Corporation ~~except the executive officers whose salaries, compensation and remuneration~~ shall be fixed by the compensation committee.    The Board of Directors and the compensation committee may authorize any committee or ~~officer, upon whom the power of appointing assistant and subordinate officers may have been conferred~~ executive officer to fix the salaries, compensation and remuneration of ~~such assistant and subordinate officers~~ any other officer of the Corporation .

ARTICLE V

STOCK

SECTION 5.01.                                   Certificates for Stock; Uncertificated Shares.    The shares of stock of the Corporation may be represented by certificates or uncertificated as provided in Maryland law.

(a)              Certificates for Stock.    To the extent shares are represented by a certificate, the certificate shall be issued in accordance with the following:    (i) a certificate may not be issued until the stock represented by it is fully paid;    (ii) each stock certificate shall be in such form, not inconsistent with law or with the Charter, as shall be approved by the Board of Directors or any officer or officers designated for such power by resolution of the Board of Directors; (iii) each stock certificate shall be signed by the Chairman, the President, or a Vice President, and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer; (iv) any or each of the signatures on a stock certificate, including that of any transfer agent or registrar, may be a facsimile; (v) a certificate is valid and may be issued whether or not an officer, transfer agent or registrar, having executed such certificate in such capacity, no longer serves in such capacity    when the certificate is issued.

(b)               Uncertificated Shares.    Shares of the Corporation’s stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Corporation.    Within a reasonable time after the issuance or transfer of uncertificated shares, to the extent required by applicable law, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates representing shares of that class of stock.    Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

SECTION 5.02.                                   Transfers.    Subject to the restrictions provided in the Charter, shares of stock represented by certificates shall be transferable on the books of the Corporation only by the holder of record thereof, in person or by duly authorized attorney, upon surrender and cancellation of a certificate or certificates for such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, and with such proof of the authenticity of the signature and of authority to transfer, and of payment of transfer taxes, as the Corporation or its agents may require.    Transfers of uncertificated shares shall be made on the books of the Corporation only by the record holder thereof, or by an attorney-in-fact, upon presentation of proper evidence of authority to transfer in accordance with customary procedures for transferring shares in uncertificated form.

SECTION 5.03.                                   Record Date and Closing of Transfer Books.    The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to (A) notice of a meeting, (B) vote at a meeting, (C) receive a dividend, or (D) be allotted other rights.    The record date may not be prior to the close of business on the day the record date is fixed and, except as may be necessary as a result of    Section 1.08 hereof, may not be more than 90 days before the date on which the action requiring the determination will be taken.    The transfer books may not be closed for a period longer than 20 days, and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

SECTION 5.04.                                   Stock Ledger.    The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds.    The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.    The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock, or, if none, at the principal office of the Corporation.

SECTION 5.05.                                   Certification of Beneficial Owners.    The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder.    The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable.    On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

SECTION 5.06.                                   Lost Stock Certificates.    The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate or, at the request of the holder, substitute stock in uncertificated form, in place of one which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation.    In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

SECTION 5.07.                                    Regulations.    The Board of Directors may make such additional rules and regulations as it may deem expedient, and not inconsistent with these Bylaws and the Charter , concerning the issue, transfer and registration of certificated or uncertificated shares of stock of the Corporation.

ARTICLE VI

FINANCE

SECTION 6.01.                                   Annual Statement of Affairs.    The President shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year.    The statement of affairs shall be submitted at the annual meeting of the stockholders, and, within 20 days after the meeting, shall be placed on file at the Corporation’s principal office.

SECTION 6.02.                                   Fiscal Year.    The fiscal year of the Corporation shall be the calendar year, unless otherwise provided by the Board of Directors.

SECTION 6.03.                                   Dividends.    If declared by the Board of Directors at any meeting thereof, the Corporation may pay dividends on its shares in cash, property, or in shares of the capital stock of the Corporation, unless such dividend is contrary to law or to a restriction contained in the Charter.

ARTICLE VII

INDEMNIFICATION

SECTION 7.01.                                   Indemnification.    To the full extent authorized or permitted by the Act or any other governing statute, law, rule or regulation, the Corporation shall indemnify any person (“Indemnified Person”) made, or threatened to be made, a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, investigative or otherwise (“Proceeding”), by reason of the fact that he, his testator, intestate, spouse or parent (a “Responsible Person”), (A) is or was a director, officer, employee or agent of the Corporation, or (B) is serving or served, in any capacity, another corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise at the request of the Corporation.    The Corporation shall indemnify each such Indemnified Person against all judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have consented to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including attorneys’ fees and costs of investigation (collectively, “Reimbursable Expenses”), incurred by such Indemnified Person with respect to any Proceeding.

SECTION 7.02.                                   Advancement of Expenses.    The Corporation shall advance to each Indemnified Person any Reimbursable Expenses incurred by such Indemnified Person within ten days of receiving (A) a written affirmation of the Indemnified Person that (1) the act or omission giving rise to the Proceeding was not committed in bad faith or the result of active and deliberate dishonesty, (2) the Indemnified Person did not receive an improper personal benefit in money, property or services and (3) in the case of a criminal proceeding, the Indemnified Person did not have reasonable cause to believe the act or omission giving rise to the Proceeding was unlawful, and (B) a written undertaking by or on behalf of the Indemnified Person to repay the amount advanced if it is ultimately determined that the Indemnified Person has not met the standard of conduct necessary for indemnification.

SECTION 7.03.                                    Contractual Article; Amendment; Repeal.    This Article shall be deemed to constitute a contract between the Corporation and each Responsible Person (with each Indemnified Person who is not a Responsible Person being treated as an intended third-party beneficiary thereof).    No repeal or amendment of this Article, insofar as it reduces the scope of the indemnification available hereunder, shall be effective with respect to any event, act or omission occurring or allegedly occurring prior to the date of such repeal or amendment.    This Article shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation’s assets.

SECTION 7.04.                                   Insurance.    The Corporation shall have the power to purchase and maintain insurance on behalf of any Indemnified Person against any liability, whether or not the Corporation would have power to indemnify such person against such liability.

SECTION 7.05.                                    No Limitation; Indemnification Agreements.    In addition to any indemnification provided by these Bylaws, the Board of Directors shall, in its own discretion, have the power to grant such indemnification as it deems in the interest of the Corporation to the full extent permitted by law and to enter into additional agreements relating to such indemnification.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.01.                                   Books and Records.    The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders, of the Board of Directors and of any committee when exercising any of the powers of the Board of Directors.    The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.    Minutes shall be recorded in written form but may be maintained in the form of a reproduction.    The original or a certified copy of the Bylaws shall be kept at the principal office of the Corporation.

SECTION 8.02.                                   Corporate Seal.    The Board of Directors ~~shall~~ may provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary.    The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.    If the Corporation is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word “Seal” adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

SECTION 8.03.                                   Voting of Shares in Other Corporations.    Stock of other corporations or associations or ownership interests in any entity which have voting rights, registered in the name of the Corporation, may be voted by the Chairman, the President, or ~~the~~ any Executive Vice President, or a proxy appointed by any of them.    The Board of Directors, however, may by resolution appoint some other person to vote such shares or interests, in which case such person shall be entitled to vote such shares or interests upon the production of a certified copy of such resolution.

SECTION 8.04.                                   Mail.    Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mail, postage prepaid.

SECTION 8.05.                                   Execution of Documents.    A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

SECTION 8.06.                                    Amendments.    Unless otherwise provided by Act, the Board of Directors shall have the exclusive power, at any regular or special meeting thereof, to make and adopt new Bylaws, or to amend, alter or repeal any of the Bylaws of the Corporation.

•	~~Adopted by Written Consent of the Board of Directors dated as of July 16, 1994~~
~~•~~	~~Section 1.12 Added by Action of the Board of Directors on December 30, 1996~~
~~•~~	~~Name Changed to Home Properties, Inc. by action of the Board of Directors on February 3, 2003~~
~~•~~	~~Sections 5.01, 5.02, 5.06 amended and Section 5.07 added by Action of the Board of Directors on November 2, 2007~~